Fourth Quarter and
Full-Year 2010 Earnings Call
March 3, 2011

Opening
Comments
John Barker
SVP and Chief Communications Officer

- Business Highlights – Roland Smith
  - Key fourth quarter and full-year 2010 results
  - Update on Arby's
- Financial Results and Outlook – Steve Hare
  - Fourth quarter and full-year 2010 financial overview
  - Cash flow and debt capitalization
  - 2011 Outlook
- Wendy's Key Initiatives and Global Expansion – Roland Smith
- Recent and Upcoming Events – John Barker
- Q&A

WENDY'S ARBY'S GROUP

Agenda

Forward-Looking Statements and Regulation G
This presentation, and certain information that management may discuss in connection with this presentation, may contain statements that are not historical facts, including, importantly, information concerning possible or assumed future results of our operations. Those statements constitute “forward-looking statements” within the meaning of the Private Securities Litigation
Reform Act of 1995 (the “Reform Act”). For all our forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Reform Act.
Many important factors could affect our future results and could cause those results to differ materially from those expressed in or implied by our forward-looking statements. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond our control, include but are not limited to those identified under the caption “Forward-Looking
Statements” in our most recent earnings press release and in the “Special Note Regarding
Forward-Looking Statements and Projections” and “Risk Factors” sections of our most recent
Form 10-K and subsequent Form 10-Qs.
In addition, this presentation and certain information management may discuss in connection with this presentation reference non-GAAP financial measures, such as earnings before interest, taxes, depreciation and amortization, or EBITDA. Reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measure are in the Appendix to this presentation, and are included in the earnings release and posted on the Investor Relations section of our website.

Business
Highlights
Roland Smith
President & Chief Executive Officer

Wendy's		Arby's	
	Q4	2010	Q4	2010
North America Systemwide SSS	+0.2%	-0.6%	+2.0%	-5.8%
Restaurant Margin	14.4%	15.2%	11.8%	11.6%
vs. year ago	(120) bps	40 bps	(10) bps	(180) bps

WENDY'S ARBY'S GROUP

Key Results by Brand - Q4 and Full-Year 2010
*

*Restaurant Margin adjusted to exclude breakfast impact of 0.4% in Q4 and 0.4% for full-year 2010.
*

($ in Millions)	**2010**	**PY**	**vs. PY**
Q4 Adjusted EBITDA*/ex breakfast	$ 84.0	$ 89.7	$ (5.7)
Change %			-6.4%
2010 Adjusted EBITDA*/ex breakfast	$ 396.9	$ 411.6	$ (14.7)
Change %			-3.6%

WENDY'S ARBY'S GROUP

Q4 and Full-Year 2010 Results
*See Appendix for adjustments, which include: PY results adjusted to exclude 53rd week of $13.6 million.

Arby's

It's GOOD MOOD FOOD™

New
ANGUS BEEF
THREE CHEESE & BACON SANDWICH
Arby's
It's GOOD MOOD FOOD

WENDY'S ARBY'S GROUP

Update on Arby’s
• Announced on January 20th that we are exploring
 strategic alternatives for Arby’s, including a sale
• Re-launch of the brand with national advertising
 began on February 27th

2010 Results and
2011 Outlook
Steve Hare
Chief Financial Officer

Q4 2010		Full-Year 2010	
	$ in Millions	Per share	$ in Millions	Per share
Total Revenues	$840.7		$3,416.4	
Adjusted EBITDA*	$84.0		$396.9	
Net loss	($10.8)	($0.03)	($4.3)	($0.01)
Special items included in net loss:				
Impairment of long-lived assets	$17.6	$0.04	$43.5	$0.10
Incremental Wendy's breakfast advertising	1.1	0.00	4.4	0.01
Integration costs in G&A	0.7	0.00	3.5	0.01
SSG purchasing co-op expense	0.2	0.00	3.2	0.01
Reversal of pension withdrawal expense	(3.1)	(0.01)	(3.1)	(0.01)
Loss on early extinguishment of debt	0.0	0.00	16.3	0.04
Gain on collection of Deerfield note	0.0	0.00	(3.1)	(0.01)
Total special items included in net loss	$16.5	$0.04	$64.7	$0.15

WENDY'S ARBY'S GROUP

Fourth Quarter and Full-Year 2010 Results
*See Appendix.

($ in Millions)	**2010**
Cash Flow from Operations	$ 226.3
Capital Expenditures, net	(148.0)
Proceeds from Dispositions	5.7
Debt Principal Proceeds, net of Payments	22.9
Share Repurchases	(173.5)
Dividends to Shareholders	(27.6)
Investment Activities, Net [1]	32.2
Other Financing / Investing Activities	(17.2)
Net Cash Flow	(79.2)
Beginning Cash Balance	591.7
Ending Cash Balance	$ 512.5

[1] Includes proceeds of $30.8MM related to repayment of DFR note.

WENDY'S ARBY'S GROUP

Cash Flow 2010

($ in Millions)	**Y/E 2010**		**Y/E 2009**	
Senior Debt	$	1,347.5	$	1,281.3
Capital Leases and Financing Obligations		224.9		241.6
Total Debt		1,572.4		1,522.9
Cash and Cash Equivalents		512.5		591.7
Net Debt	$	1,059.9	$	931.2
TTM Adj EBITDA*	$	396.9	$	425.2
Total Debt / TTM Adj EBITDA*		4.0 X		3.6 X
Net Debt / TTM Adj EBITDA*		2.7 X		2.2 X

WENDY'S ARBY'S GROUP

Consolidated Debt
*See Appendix.

• Pursuing strategic alternatives for Arby’s,
 including a potential sale
• Reducing corporate G&A to support single brand
2011: Transition Year

Benefits of Potential Sale of Arby’s
• Ability to focus resources on the Wendy’s brand
• Reduce corporate G&A to support a single brand
• Reduce capitalized lease obligations
• Reduce future capital expenditures
• Proceeds from sale would be available for
 re-investment and return of capital to shareholders
Sale expected to be accretive to net
income and free cash flow

Reduce G&A to Support Single Brand
• In 2010, approximately 1/3 of our $417 million G&A
 expenses related to Arby’s
• Arby’s G&A included direct G&A as well and
 allocation of indirect support center G&A
• Assuming a sale of Arby’s, direct and indirect G&A
 related to Arby’s expected to transfer to the buyer or
 be eliminated

2011 Outlook
• Expect $345-355 million of pro forma(1)
 Company EBITDA
• Key Assumptions:
 – Wendy’s same-store sales growth +1% to +3%
 – Wendy’s company-operated restaurant margin(2)
 improvement of 30 to 60 basis points
 • Commodities increasing 2-3%
 – Capital expenditures of $145 million
(1) Assumes sale of Arby’s and related G&A reductions occurred as of the beginning of 2011.
(2) Includes breakfast expense in 2010 and 2011.

Uses of Capital 2011 and beyond
• Investments in Organic Growth & Operations
 – Breakfast (new kitchen equipment, coffee program,
 menuboards)
 – Remodeling
 – POS/restaurant technology
 – New restaurant development - North America
 – Expansion in international markets
• Common Stock Repurchase and Dividends

Wendy’s Initiatives
& Global Expansion
Roland Smith
President & Chief Executive Officer

Wendy’s Key 2011 Initiatives
• Reinforce “Real” Brand Positioning
• Introduce New Dave’s Hot ‘N Juicy Cheeseburger
• Launch New Products & Reinforce “My 99”
• Expand Breakfast Menu
• Deliver Operational Excellence
• Remodel Facilities
• Prepare for New Restaurant Growth
Drive Positive Same-Store Sales

QUALITY IS OUR RECIPE

The Real Choice In Fast Food

MY 99¢

• Fresh, never frozen, 100%
 pure North American beef
• 40% thicker patty
• Quality toppings
• Crinkle-cut pickle
• Red onion
• Toasted and buttered bun
Dave’s Hot ‘N Juicy
Cheeseburgers Feature:
National Launch
2nd Half 2011

Gold Hamburger Test Results
4 Week Base
1st Media Flight
2nd Media Flight
Dave’s Hot n’ Juicy Cheeseburgers
Test Market Average Unit Sales

(vs base)
+27%

MY 99¢
EVERYDAY VALUE MENU
DOUBLE STACK
CRISPY CHICKEN SANDWICH
5-PIECE SPICY CHICKEN NUGGETS
SOUR CREAM & CHIVES POTATC
FRIES
ATURAL-CUT TH SEA SALT
VALUE DRINK
SMALL FROSTY
Value & variety that's right for you.

Wendy’s New Products
and My 99 Everyday Value Menu
Seasonal Salads
Seasonal Salads
Fish & Chips
Fish & Chips
Fresh Berry Frosty
Fresh Berry Frosty
Asiago
Asiago
Chicken Club
Chicken Club

Wendy’s Breakfast Opportunity
• Wendy’s is the only major QSR
 hamburger chain with an opportunity
 to introduce breakfast
• AUVs $1.4 million without breakfast
• Breakfast can add $140,000-$150,000
 to AUVs in the near-term

2011 Breakfast Expansion Timeline
Q4
2011
Q2
2011
Q3
2011
Q1
2011
2010
1,000
STORES
YE
2011
CONVERT 300 OLD MENU
STORES
NEW
MENU
LAUNCH
LOUISVILLE &
SAN ANTONIO
ADDITIONAL
MARKETS
• Kansas City
• Phoenix
• Pittsburgh
• Shreveport

Wendy’s Facility Remodels and New Designs
Next Generation Designs in process
100 Remodels planned for 2011
 75 to be in new design

North America - Store Growth
~6,000 store base
1,000
new stores

WENDY'S/ARBY'S INTERNATIONAL

WENDY'S/ARBY'S
INTERNATIONAL

8,000 store
opportunity
8,000 store
opportunity

Recent International Announcements
Philippines
•Expanding existing development agreement with Wenphil
 – Adding 44 new restaurants for a total of 75 Wendy’s locations in the country
Japan
•New joint venture agreement with Higa Industries Co., Ltd
 – Leading food importer and distributor
 – Successful former Domino’s Pizza franchisee
 – First Wendy’s restaurant scheduled to open in Tokyo in 2011, with plans for rapid growth

340
610
804
2,090
4,156
8,000
Current Store Count
Future Store Commitments
Under Market Exclusivity
Under Negotiation
White Space
Total Potential

WENDY'S/ARBY'S INTERNATIONAL

International* Development Pipeline
~1,000
*excludes Canada.

Growth Initiatives Summary
• Introduce exciting, new products
• Expand dayparts - especially breakfast
• Focus on operational excellence
• Modernize our facilities
• Pursue global expansion
Average annual EBITDA growth of 10-15%, beginning in 2012

WENDY'S/ARBY'S INTERNATIONAL
8,000 store opportunity
WENDY'S/ARBY'S INTERNATIONAL
8,000 store opportunity

PREMIUM BLEND
Wendy's
Wendy's
All New Breakfast

Recent and Upcoming Events
• January 27
 Investor Day
• March 9
 Bank of America Merrill Lynch 2011
 Consumer Conference
• March 14
 Roth Capital Annual Orange County
 Growth Stock Conference
• March 28
 J.P. Morgan Gaming, Lodging,
 Restaurant & Leisure Management
 Access Forum 2011
 •May 10
 Q1 Earnings Release

Q&A

Appendix

Reconciliation of Company-Operated Restaurant Margin to Adjusted Company-Operated Restaurant Margin

(Unaudited)

Wendy's	**Fourth Quarter**		**Twelve Months**	
	Preliminary 2010	**Actual 2009**	**Preliminary 2010**	**Actual 2009**
Company-operated restaurant margin	14.0%	15.9%	14.8%	14.9%
Incremental advertising for Wendy's new breakfast	0.4	-	0.4	-
Additional week in the 2009 fourth quarter	-	(0.3)	-	(0.1)
Adjusted Company-operated restaurant margin	14.4%	15.6%	15.2%	14.8%

Arby's	**Fourth Quarter**		**Twelve Months**	
	Preliminary 2010	**Actual 2009**	**Preliminary 2010**	**Actual 2009**
Company-operated restaurant margin	11.8%	14.2%	11.6%	13.9%
Benefit from vacation policy standardization	-	(1.6)	-	(0.4)
Additional week in the 2009 fourth quarter	-	(0.7)	-	(0.1)
Adjusted Company-operated restaurant margin	11.8%	11.9%	11.6%	13.4%

WENDY'S ARBY'S GROUP

(In Thousands)	Fourth Quarter		Twelve Months
(Unaudited)	2010 (13 weeks)	2009 (14 weeks)	2010 (52 weeks)	2009 (53 weeks)
EBITDA	$ 85,824	$ 82,619	$ 384,037	$ 384,359
Depreciation and amortization	(44,724)	(46,882)	(182,172)	(190,251)
Impairment of long-lived assets	(28,053)	(51,024)	(69,477)	(82,132)
Operating profit (loss)	13,047	(15,287)	132,388	111,976
Interest expense	(32,694)	(37,037)	(137,229)	(126,708)
Loss on early extinguishment of debt	-	-	(26,197)	-
Investment income (expense), net	5	842	5,261	(3,008)
Other than temporary losses on investments	-	-	-	(3,916)
Other income, net	808	1,220	3,782	1,523
Loss before income taxes	(18,834)	(50,262)	(21,995)	(20,133)
Benefit from income taxes	8,076	35,544	17,670	23,649
Net (loss) income from continuing operations	$ (10,758)	$ (14,718)	$ (4,325)	$ 3,516
Wendy’s/Arby’s Group, Inc. and Subsidiaries
Calculation and Comparison of EBITDA and a Reconciliation of EBITDA to Net Income
(In Thousands)	Fourth Quarter		Twelve Months
(Unaudited)	2010 (13 weeks)	2009 (14 weeks)	2010 (52 weeks)	2009 (53 weeks)
EBITDA	$ 85,824	$ 82,619	$ 384,037	$ 384,359
Plus: Integration costs in general and administrative (G&A)	1,185	5,387	5,514	16,598
SSG purchasing co-op expenses in G&A	245	-	5,145	-
Incremental advertising for Wendy’s new breakfast	1,738	-	7,192	-
Reversal of pension withdrawal expense in cost of sales	(4,975)	-	(4,975)	-
Wendy’s purchasing co-op start-up costs in G&A	-	15,500	-	15,500
Facilities relocation and corporate restructuring	-	2,125	-	11,024
Pension withdrawal expense in cost of sales	-	4,975	-	4,975
Benefit from vacation policy standardization in G&A	-	(3,339)	-	(3,339)
Benefit from vacation policy standardization in cost of sales	-	(3,925)	-	(3,925)
Adjusted EBITDA	84,017	103,342	396,913	425,192
Less:
EBITDA effect of additional week in 2009	N.A.	(13,600)	N.A.	(13,600)
Normalized 52 weeks adjusted EBITDA	$ 84,017	$ 89,742	$ 396,913	$ 411,592
Reconciliation of EBITDA to Adjusted EBITDA
% Change in Adjusted EBITDA    -6.4%  -3.6%